Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/27/2001

WEITZ SERIES FUND, INC.

Hickory Fund

QUARTERLY

REPORT
June 30, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended June 30, 2001, and for the period since inception, calculated in accordance with SEC standardized formulas.

			Difference
Period Ended	Hickory Fund	S&P 500	Hickory Fund – S&P 500

June 30, 2001 (6 months)	1.9%	-6.7%	8.6%

Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1994	-17.3	1.3	-18.6
Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	303.5	217.9	85.6

Compound Annual Average Return	18.4	15.0	3.4

The fund’s average annual total return for the one and five years ended June 30, 2001, and for the period since inception (April 1, 1993) was 3.7%, 19.8% and 18.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through June 30, 2001, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $100,864 on June 30, 2001.

Average Annual Total Returns

			Since Inception
	1 Year	5 Years	(April 1, 1993)

Hickory Fund	3.7%	19.8%	18.4%

Standard & Poor’s 500 Index	-14.8%	14.5%	15.0%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — HICKORY FUND
June 30, 2001 – Quarterly Report

July 5, 2001

Dear Fellow Shareholder:

        The stock market finally generated some positive returns during the second quarter, and our investments participated in the rally. The value of a Hickory share gained 10.6% during the quarter, while the S&P 500’s total return (including reinvested dividends) was +5.8%. This was the first time since the first three months of 2000 that the S&P showed a positive return in a quarter. Over the last twelve months, Hickory’s total return was +3.7%, while the S&P 500’s total return was -14.8%. According to Lipper, the average growth mutual fund had a total return of -19.1% over the same twelve month period.

Review and Outlook

        Everybody wants the stock market to be simple. We would all like to believe that if we understood one or two key variables (for example, the current health of the economy or actions being taken by the Fed), we could predict and explain trends in the stock market. Events of the last few months, however, are an excellent demonstration of why the wish for simplicity will not only be unfulfilled, but the use of simplistic models can be quite misleading.

        If you believe that stocks go down when the economy does poorly, the last three months will not have made much sense. There is no question that the economy has gotten weaker. This is showing up in corporate profits, particularly within the technology sector, where the collapse of revenues and earnings has been spectacular. Nevertheless, stocks did well in the second quarter. This was particularly true for technology stocks.

        The second quarter might have made more sense if you believe that the Federal Reserve is capable of fine tuning the economy. Since the Fed has been aggressively lowering short-term interest rates this year, some make the argument that the economy must be bottoming, and that the time to buy “depressed” technology stocks is now. Believers in this theory cite past examples of stocks bottoming while the economy was still in a recession.

        I view this line of reasoning as particularly dangerous. The danger comes from assuming that a stock is cheap just because its price has declined. If a stock isn’t cheap, why should it rise? An improving short-term environment should not be enough to create a sustained rise in an expensive stock.

        My concern about the current valuations of technology stocks can be illustrated by looking at Intel. I use Intel as an example because it is large, well known, and without question a great company which has dominated its industry for many years. Intel’s stock hit a high of $75 per share last year and now trades for less than $30. Unfortunately, earnings estimates have also declined. Analysts now expect Intel to earn $0.53 this year, which would suggest that the stock has a price to earnings ratio (PE) of more than 50. Valuation can also be gauged by comparing the price of a stock to the company’s sales per share. This price to sales ratio is sometimes used instead of PE when earnings are temporarily depressed, which has the effect of making a PE temporarily large. Until 1997, Intel’s stock often traded for 2 times sales or less when the company was out of favor with investors. Currently, Intel trades at about 7 times this years expected sales, and at more than 5 times last year’s peak sales. None of these ratios would suggest that Intel is so cheap that the stock market should bid up its price in anticipation of better times ahead. Nevertheless, that is exactly what the stock market did during the second quarter, when Intel’s stock rose 11%. We would argue that this rise might not be an indication of good times ahead for Intel shareholders. To us it seems that Intel (the company) might perform reasonably well over the next several years (compared to this year’s lower base) while Intel (the stock) languishes, allowing valuations to eventually catch up with reality.

        We see the story of Intel (difficult current operating conditions combined with what appears to be rich valuations) frequently as we look around the various sectors of the U.S. stock market. As a result, I would be surprised to see the return of the days when the stock market returns 20 percent per year any time soon. I have no special insight into the future course of the economy, but I would also not be surprised to see an extended period of sub-par growth. The Fed is not all powerful. We should continue to expect periodic recessions.

        Despite these concerns about the economy and overall market valuations, Hickory remains essentially fully invested in stocks. Our approach remains the same. We look for companies with growing value, priced by the stock market at a discount to that value. While this approach sounds simple, it really isn’t. Understanding the future value of a business requires predicting future stream of free cashflow, a difficult task. This is a long term strategy. In the short run, undervalued securities often remain undervalued. Finally, it is an approach that works not by always being right, but by succeeding frequently enough to outweigh the inevitable disappointments.

        It is our approach, not any special insight into the economy or the overall stock market, that causes me to keep Hickory fully invested. As long as I can find enough attractive securities to fill a portfolio, that’s what I’ll do. I continue to feel quite good about our holdings. In the balance of this letter, I will discuss Hickory’s five largest positions as of quarter end, which together account for about a third of Hickory’s assets. In several cases these stocks have done well recently (that’s how they got to be big positions). In some cases I have reduced our holdings to make room for other investments. Nevertheless, these five stocks remain attractive and are representative of the types of investments we favor.

        Adelphia Communications is currently our largest holding. Adelphia is a fairly typical cable company. It has heavy current capital spending to upgrade its network. Cashflow is growing as customers take new services such as digital television and high speed Internet access. Future capital expenditures should decline as the upgrade is completed, so free cashflow should improve. This combination could lead to a rapid increase in value over time. Meanwhile, the stock is cheap today because debt is relatively high and investors are worried about Adelphia’s exposure to an emerging telephone company it controls, Adelphia Business Solutions, which still needs more funding. Management is taking the right steps to deal with these issues, but this will take some time. Because Adelphia is controlled by the founder and his sons, a sale of the company in the near future is probably not too likely. Nevertheless, it appears that several buyers would be interested and recent transactions suggest a private market value at least twice today’s stock price.

        Americredit makes car loans to sub-prime borrowers. This remains a controversial industry because of the many problems other companies have had over the years. The stock has done very well the last few years, driven by extremely fast earnings growth. Over the last four fiscal years, earnings per share have grown faster than 50% per year, and all signs suggest good growth can continue for several more years. Despite Americredit’s history and prospects, the stock trades at only about 15 times this fiscal year’s expected earnings. The biggest risk at this point is the potential for a large decline in credit quality as consumers try to cope with a slowing economy. I believe the company is well prepared to manage through a worsening economic environment and rising credit losses.

        Quanex has three main business lines. It uses mini-mills to make steel bar and aluminum sheet. It also manufactures several metal products. Thanks to a slowing economy, earnings will be down somewhat this year, but the stock has risen as investors anticipate better times ahead. Despite this rise, the stock remains inexpensive relative to the firm’s value, trading at just 1.3 times book value, about thirteen times this year’s depressed earnings, and ten times last year’s earnings. Value should increase over time because the steel business is very profitable and should remain so, the aluminum operations are continuing to improve, and the company should continue to generate significant free cash.

        Capital One is a credit card specialist and a long-time Hickory holding. The company has twin goals of growing earnings per share by at least 20% per year while maintaining a return on equity of at least 20%. Both goals have been met every year since Capital One became an independent company six years ago. I see no reason the company can’t continue to meet these high goals for at least several more years. Like Americredit, the biggest risk is a decline in credit quality. This management team is also well aware of this risk, and has managed the company for years assuming that credit losses will worsen. Because Capital One has been so aggressive at spending money on marketing, management has more than the usual flexibility to maintain earnings growth by reducing marketing spending somewhat. At just over twenty times this year’s expected earnings, Capital One is not the cheapest stock we own, but its long term prospects are among the best.

        Labor Ready is a temporary employment company focusing on day manual labor. The company has new management who are taking the right steps to return it to the success it has had in the past. When managed properly, the basic business model is quite profitable. Labor Ready has little national competition, a good balance sheet, and potential earnings that are several times what it is earning today. Valuation is reasonable relative to current results, but does not seem to reflect the company’s future prospects. I was early making this investment, but I still believe its future prospects are bright.

        In summary, I continue to believe in Hickory’s investments. The current economic and stock market environment makes it unlikely that we will see the kinds of returns we saw a few years ago, but that should not trouble us. Patient investors in good, undervalued companies will continue to be rewarded.

        Thank you for your continuing support.

Sincerely, Richard F. Lawson Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
June 30, 2001
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 94.7%
	Auto Services — 3.9%
1,130,700	Insurance Auto Auctions, Inc.*†	$14,746,444	$17,469,315

	Cable Television — 7.9%
840,183	Adelphia Communications Corp. CL A*	21,276,482	35,010,426

	Consumer Products and Services — 6.5%
1,913,700	American Classic Voyages Co.*†	26,065,802	5,645,415
1,098,400	Six Flags, Inc.*	18,924,374	23,110,336

		44,990,176	28,755,751

	Diversified Industries — 0.4%
54,700	Lynch Corp.*	1,953,299	1,596,146

	Financial Services — 16.2%
603,200	AmeriCredit Corp.*	7,692,323	31,336,240
120	Berkshire Hathaway, Inc. CL A*	8,419,500	8,328,000
463,200	Capital One Financial Corp.	12,267,967	27,792,000
3,703,300	Imperial Credit Industries, Inc.*†	46,313,499	4,258,795

		74,693,289	71,715,035

	Health Care — 3.2%
442,800	Lincare Holdings, Inc.*	5,576,857	14,399,856

	Lodging and Gaming — 4.8%
600,000	Harrah’s Entertainment, Inc.*	8,780,745	21,180,000

	Media and Entertainment — 4.9%
609,650	Valassis Communications, Inc.*	13,065,358	21,825,470

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Metal Processing and Fabrication — 6.5%
1,110,600	Quanex Corp.†	$19,248,464	$28,764,540

	Mortgage Banking — 0.7%
440,200	Resource Bancshares Mtg. Grp., Inc.	4,918,497	3,257,480

	Printing Services — 4.3%
4,446,500	Mail-Well, Inc.*†	46,862,679	18,897,625

	Real Estate Investment Trusts — 5.3%
879,332	Fortress Investment Corp.†	15,432,206	12,310,648
21,807	Healthcare Financial Partners Units**	2,175,248	1,779,451
520,000	NovaStar Financial, Inc.*†	9,356,282	4,232,800
220,000	Redwood Trust, Inc.	4,964,257	5,005,000

		31,927,993	23,327,899

	Retail Discount — 5.4%
1,750,000	Big Lots, Inc.*	26,826,840	23,940,000

	Satellite Services — 3.9%
2,639,900	Loral Space & Communications, Ltd.*	18,949,320	7,391,720
2,566,000	Orbital Sciences Corp.*†	44,112,839	9,956,080

		63,062,159	17,347,800

	Telecommunications Services — 11.0%
920,532	Centennial Communications Corp.*	3,830,681	12,141,817
1,261,500	Level 3 Communications, Inc.*	24,128,972	6,786,870
102,400	Lynch Interactive Corp.*	2,758,248	6,452,224
102,400	Sunshine PCS Corp. Class A*	1,024	276,480
212,900	Telephone and Data Systems, Inc.	7,640,838	23,152,875

		38,359,763	48,810,266

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Temporary Employment Services — 6.1%
5,118,200	Labor Ready, Inc.*†	$51,119,911	$26,819,368
	Miscellaneous Securities — 3.7%	14,918,138	16,334,600
	Total Common Stocks	482,327,094	419,451,577

	CONVERTIBLE PREFERRED STOCKS — 1.6%
871,429	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative†	5,768,793	7,093,432

Face amount

	SHORT-TERM SECURITIES — 3.8%
$16,831,363	Wells Fargo Government Money Market Fund	16,831,363	16,831,363

	Total Investments in Securities	$504,927,250	443,376,372

			(657,054)

	Other Liabilities in Excess of Other Assets — (0.1)%
	Total Net Assets — 100%		$442,719,318

	Net Asset Value Per Share		$28.07

*	Non-income producing
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

†	Non-controlled affiliate

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